SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  July 31, 2003

GENVEC, INC.

(Exact Name of Issuer as Specified in Charter)

Delaware	0-24469	23-2705690
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

65 West Watkins Mill Road

Gaithersburg, MD

(Address of principal executive offices)

20878

(Zip code)

(240) 632 0740

(Registrant’s telephone number, including area code)

Item 7.  Financial Statements and Exhibits.

(c)  Exhibits

99.1   Text of Press Release, dated July 31, 2003.

Item 12.  Results of Operations and Financial Condition.

On July 31, 2003, GenVec, Inc. issued a press release announcing its financial results for the second quarter ended June 30, 2003.  The press release is furnished as Exhibit 99.1 hereto and incorporated herein by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GENVEC, INC.

/s/ Jeffrey W. Church
Jeffrey W. Church Chief Financial Officer, Treasurer and Corporate Secretary

Date:  July 31, 2003